HECO Exhibit 10.17(a)

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of October 20, 2006, by and among HAWAIIAN ELECTRIC COMPANY, INC. (the “Borrower”), the Lenders party hereto and THE BANK OF NEW YORK, as Administrative Agent for the Lenders.

RECITALS

A. The Borrower, the Lenders, Bank of Hawaii and First Hawaiian Bank, as Co-Syndication Agents, Wells Fargo Bank, N.A., U.S. Bank National Association and Union Bank of California, N.A., as Co-Documentation Agents, and the Administrative Agent are parties to the Credit Agreement, dated as of March 31, 2006 (the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrower has requested that the Administrative Agent and the Required Lenders amend Article 8 to correct a typographical error in two Section references.

C. The Administrative Agent has advised the Borrower that the Required Lenders are willing to agree to its request on the terms and subject to the conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Events of Default. Article 8 of the Credit Agreement is hereby amended by deleting each reference to “clause (i) or (j) of this Article” in the last paragraph thereof and substituting “clause (h) or (i) of this Article” therefor.

(b) General. All references to “this Agreement” in the Credit Agreement and to “the Credit Agreement” in the other Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby.

2. Conditions to Effectiveness.

(a) This Amendment shall be effective upon the receipt by the Administrative Agent of an executed counterpart of this Amendment signed by the Borrower, the Required Lenders and the Administrative Agent.

(b) The Administrative Agent shall notify the Borrower and the Credit Parties of the effective date of this Amendment, and such notice shall be conclusive and binding.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) No Default now exists.

(b) (i) The execution, delivery and performance by the Borrower of this Amendment is within its corporate powers and have been duly authorized by all necessary corporate action, (ii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iii) neither this Amendment nor the execution, delivery and performance by the Borrower hereof: (A) will violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any order, rule or regulation of any Governmental Authority or (B) will result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

4. Miscellaneous.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflict of laws.

(b) This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

(c) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

HAWAIIAN ELECTRIC COMPANY, INC.

By:	/s/ Tayne S. Y. Sekimura
	Name:	Tayne S. Y. Sekimura
	Title:	Financial Vice President

By:	/s/ Lorie Ann Nagata
	Name:	Lorie Ann Nagata
	Title:	Treasurer

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 1 SIGNATURE PAGE

THE BANK OF NEW YORK, as Administrative Agent and as a Lender

By:	/s/ Jesus Williams
Name:	Jesus Williams
Title:	Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 1 SIGNATURE PAGE

BANK OF HAWAII, as Co-Syndication Agent and as a Lender

By:	/s/ Luke Yeh
Name:	Luke Yeh
Title:	Senior Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 1 SIGNATURE PAGE

FIRST HAWAIIAN BANK, as Co-Syndication Agent and as a Lender

By:	/s/ Kenneth C. S. Pai
Name:	Kenneth C. S. Pai
Title:	Senior Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 1 SIGNATURE PAGE

UNION BANK OF CALIFORNIA, N.A., as Co-Documentation Agent and as a Lender

By:	/s/ Bryan Read
Name:	Bryan Read
Title:	Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 1 SIGNATURE PAGE

WELLS FARGO BANK, N.A., as Co- Documentation Agent and as a Lender

By:	/s/ Gavin Holles
Name:	Gavin Holles
Title:	Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 1 SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:	Janice T. Thede
Name:	Janice T. Thede
Title:	Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 1 SIGNATURE PAGE

LEHMAN BROTHERS BANK, FSB

By:	/s/ Janine M. Shugan
Name:	Janine M. Shugan
Title:	Authorized Signatory

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 1 SIGNATURE PAGE

WILLIAM STREET COMMITMENT CORPORATION

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President

HAWAIIAN ELECTRIC COMPANY AMENDMENT NO. 1 SIGNATURE PAGE